UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2025

AQUARON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41470	86-2760193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Madison Ave. 8th Floor New York NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 970-2181

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Trust Agreement Amendment

As approved by its stockholders at the Annual Meeting (defined below), Aquaron Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”) entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated October 3, 2022 (the “Trust Agreement”), with Continental Stock Transfer & Trust Company, as trustee (“Trustee”). The Trust Agreement Amendment allows the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the initial public offering (the “IPO”) of the Company (the “Trust Account”) if the Company has not completed its initial business combination (“Extension”), on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (the later such date actually extended being referred to as the “Extended Date”), by depositing into the trust account $0.15 per public share for each one-month extension.

The Trust Agreement Amendment is filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Promissory Note

The Company issued, on May 6, 2025, an unsecured promissory note in the total principal amount of $16,198.05 (the “Promissory Note”) to HUTURE Ltd. (“Huture”). The Promissory Note does not bear interest and the principal thereunder becomes due and payable upon the date on which the Company consummates a business combination with Huture (the “Business Combination”). In addition, the Promissory Note may be converted by the holder into shares of common stock of the Company identical to the common stock issued in the Company’s initial public offering at a price of $10.00 per unit (each unit is consisted of one share of common stock and one right to receive one-fifth (1/5) of a share of common stock).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding the Promissory Note contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this item to the extent required.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the results of the Annual Meeting (defined below), on May 6, 2025, the Company adopted and on the same date filed its Amended and Restated Certificate of Incorporation (in the form attached as Exhibit 3.1) allowing the Company to extend the date by which the Company must consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026.

Such exhibit is incorporated by reference into this Item 5.03. The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2025, the Company held the annual meeting of stockholders (the “Annual Meeting”). On April 2, 2025, the record date for the Annual Meeting, there were 2,428,412 shares of common stock of the Company entitled to be voted at the Annual Meeting. At the Annual Meeting, 1,859,789 shares of common stock of the Company or 76.585% of the shares entitled to vote at the Annual Meeting were represented in person or by proxy.

1.	The Extension Amendment Proposal

Stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to allow the Company to extend the date by which the Company must consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026. Passage of the Extension Amendment Proposal required approval by a simple majority of the votes cast by such holders of the Company’s common stock as, being entitled to do so, vote in person or by proxy at the Annual Meeting (the “Stockholders”). The voting results were as follows:

FOR	AGAINST	ABSTAIN
1,837,888	21,901	0

2.	The Trust Amendment Proposal

Stockholders approved the proposal to amend the Investment Management Trust Agreement, dated October 3, 2022, by and between the Company and Continental Stock Transfer & Trust Company, to allow the Company to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination, on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account $0.15 per public share for each one-month Extension. Passage of the Trust Amendment Proposal required approval by a simple majority of the votes cast by the Stockholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN
1,837,888	21,901	0

3.	The Director Proposal

Stockholders approved the proposal to re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified. Passage of the Director Proposal required approval by a simple majority of the votes cast by the Stockholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN
1,837,888	21,901	0

4.	The Auditor Proposal

Stockholders approved the proposal to ratify the appointment by our audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. Passage of the Auditor Proposal required approval by a simple majority of the votes cast by the Stockholders. The voting results were as follows:

FOR	AGAINST	ABSTAIN
1,837,887	21,902	0

Item 8.01. Other Events.

In connection with the approval of the Extension Amendment Proposal and the Trust Amendment Proposal at the Annual Meeting, holders of 697,365 shares of the Company’s common stock exercised their right to redeem those shares for cash at an approximate price of $11.73 per share, for an aggregate of approximately $8.18 million. Following the payment of the redemptions, the Trust Account will have a balance of approximately $1.27 million and the Company will have 107,987 shares outstanding.

On May 6, 2025, the Company made a deposit of $16,198.05 (the “Extension Payment”) to the Trust Account to extend the period of time the Company has to consummate an initial business combination from May 6, 2025 to June 6, 2025.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to complete an initial Business Combination and other risks and uncertainties indicated from time to time in our filings with U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the reports we file with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Aquaron Acquisition Corp. dated May 6, 2025
10.1	Amendment to the Investment Management Trust Agreement, dated May 6, 2025, by and between Continental Stock Transfer & Trust Company and the Registrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2025

AQUARON ACQUISITION CORP.

By:	/s/ Yi Zhou
Name:	Yi Zhou
Title:	Chief Executive Officer and Chairwoman of the Board of Directors

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